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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     December 21, 1999
                                                --------------------------------

BANK ONE CORPORATION
--------------------------------------------------------------------------------
(Exact name of registrant as specified in its charter)


Delaware                                333-60313               31-0738296
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


1 Bank One Plaza, Chicago, IL                                           60670
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(Address of principal executive offices)                              (ZIP Code)


Registrant's telephone number, including area code   312-732-4000
                                                     ------------
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Item 5.  Other Events
------

  On December 21, 1999, the Registrant issued a press release announcing changes in its senior management and board of directors. A copy of such press release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)  Exhibits.

     Exhibit Number    Description of Exhibits
     --------------    -----------------------

     99                Registrant's December 21, 1999 Press Release.



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           BANK ONE CORPORATION
                                           --------------------
                                           (Registrant)


Date:  December 21, 1999                   By:  /s/ M. Eileen Kennedy
      --------------------                      -----------------------------
                                                Title: Treasurer




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                                 EXHIBIT INDEX



Exhibit Number    Description of Exhibits
--------------    -----------------------

99                Registrant's December 21, 1999 Press Release.











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